UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

COMSCORE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 9, 2020. COMSCORE, INC. COMSCORE, INC. 11950 DEMOCRACY DR., SUITE 600 RESTON, VA 20190 Meeting Information Meeting Type: Annual Meeting For holders as of: May 20, 2020 Date: July 9, 2020 Time: 10:00 AM, EDT Location: Carr Workplaces 1818 Library Street, Suite 500 Reston, Virginia 20190 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/20564W or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain D18583-P40807

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com/20564W. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/20564W 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 25, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com/20564W. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote In Person: You may vote your shares in person by attending the 2020 Annual Meeting. Directions to attend the 2020 Annual Meeting where you may vote in person can be found under the “Locations” section of the Company’s website at www.comscore.com. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D18584-P40807

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors: Nominees: 01) Jacques Kerrest 02) Kathleen Love The Board of Directors recommends you vote FOR the following proposals: 2. The approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers 3. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 4. The approval of the Amended and Restated 2018 Equity and Incentive Compensation Plan NOTE: In their discretion, the proxies may vote on such other matters as may properly come before the meeting or may otherwise be allowed to be considered at the meeting.—P40807 D18585

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